UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor

31 Victoria Street

Hamilton HM 10

Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 294-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 8.01 is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed on Marvell Technology Group Ltd.’s (“Marvell”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2020 (the “Credit Facility Form 8-K”), Marvell and Marvell Technology, Inc. (“MTI”) entered into a Credit Agreement (the “Term Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto as set forth in the Term Credit Agreement.

In connection with the consummation of the Mergers (as defined in Item 8.01), on April 20, 2021, MTI borrowed $1.75 billion under the Term Credit Agreement. The disclosure set forth in the Credit Facility Form 8-K under “Item 1.01. Entry into a Material Definitive Agreement – Term Credit Agreement” is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 8.01 is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 5.03 and Item 8.01 is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 8.01 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Bermuda Merger Effective Time (as defined in Item 8.01) and pursuant to the Merger Agreement (as defined in Item 8.01), all members of the board of directors of Marvell ceased to be directors of Marvell and were replaced by Carol Feathers and Louise Charleson, and each of the former executive officers of Marvell ceased to hold his or her respective office with Marvell and the officers of Marvell were replaced by Ocorian Services Bermuda (Limited), which will serve as Secretary.

The information set forth in Item 8.01 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the completion of the Bermuda Merger (as defined in Item 8.01) and pursuant to the Merger Agreement (as defined in Item 8.01), on April 20, 2021, as of the Bermuda Merger Effective Time (as defined in Item 8.01), Marvell’s Memorandum of Association and Fourth Amended and Restated Bye-Laws were amended and restated in their entirety. Copies of Marvell’s Amended and Restated Memorandum of Association and Amended and Restated Bye-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events

On April 20, 2021 (the “Merger Effective Date”), Marvell completed the previously announced acquisition of Inphi Corporation (“Inphi”) pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated October 29, 2020, by and among Marvell, MTI, Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly owned subsidiary of MTI (“Bermuda Merger Sub”), Indigo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of MTI (“Delaware Merger Sub”), and Inphi. Effective as of 4:01 p.m. Eastern Time on the Merger Effective Date (the “Bermuda Merger Effective Time”), Bermuda Merger Sub merged with and into Marvell (the “Bermuda Merger”), with Marvell continuing as a wholly owned subsidiary of MTI. Effective as of 4:02 p.m. Eastern Time on the Merger Effective Date (the “Delaware Merger Effective Time”), Delaware Merger Sub merged with and into Inphi (the “Delaware Merger” and, together with the Bermuda Merger, the “Mergers”), with Inphi continuing as a wholly owned subsidiary of MTI. As a result of the Mergers, Marvell and Inphi became wholly owned subsidiaries of MTI.

At the Bermuda Merger Effective Time, each common share, par value $0.002 per share, of Marvell (each, a “Marvell Share”) issued and outstanding immediately prior to the Bermuda Merger Effective Time (other than Marvell Shares held by Marvell, MTI, Bermuda Merger Sub or Inphi or any other subsidiary of Marvell or Inphi) was converted into the right to receive one share of common stock, $0.002 par value per share, of MTI (each, an “MTI Share”). At the Delaware Merger Effective Time, each share of common stock, $0.001 par value per share, of Inphi (each, an “Inphi Share”) issued and outstanding immediately prior to the Delaware Merger Effective Time (other than (i) Inphi Shares held by Inphi, Marvell, MTI, Delaware Merger Sub or any other subsidiary of Marvell or Inphi and (ii) Inphi Shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law) was converted into the right to receive 2.323 MTI Shares and $66.00 in cash, without interest, plus cash in lieu of any fractional MTI Shares.

Marvell and MTI funded the cash portion of the consideration for the Mergers with borrowings under the Term Credit Agreement and proceeds of the previously announced offering and issuance of (i) $500 million aggregate principal amount of 1.650% Senior Notes due 2026, (ii) $750 million aggregate principal amount of 2.450% Senior Notes due 2028 and (iii) $750 million aggregate principal amount of 2.950% Senior Notes due 2031.

As provided in the Merger Agreement, at the Bermuda Merger Effective Time all options, restricted stock units, performance awards and other equity awards relating to Marvell Shares outstanding immediately prior to the Bermuda Merger Effective Time were converted into an equivalent option to purchase, or award to be paid in, MTI Shares and remain subject to the same terms, conditions and restrictions as the original option or award.

The issuance of MTI Shares to Marvell shareholders and Inphi stockholders in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-251606) (the “Registration Statement”), filed by MTI with the SEC and declared effective on March 11, 2021. The joint proxy statement/prospectus of Marvell, MTI and Inphi included in the Registration Statement contains additional information about the Mergers and the related transactions. The description of MTI common stock set forth in the joint proxy statement/prospectus is incorporated herein by reference. Additional information about the Mergers is also set forth in Current Reports on Form 8-K filed by Marvell on October 30, 2020, December 8, 2020, December 15, 2020, March 24, 2021, April 5, 2021, April 12, 2021 and April 19, 2021 and incorporated by reference into the joint proxy statement/prospectus.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Marvell, MTI or Inphi, and should not be relied upon as disclosure about Marvell, MTI or Inphi without consideration of the periodic and current reports and statements that Marvell, MTI or Inphi file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Prior to the Bermuda Merger, Marvell Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the Nasdaq Global Select Market (“Nasdaq”). As a result of the Mergers, MTI Shares will be substituted for Marvell Shares on Nasdaq. As of the open of trading on April 21, 2021, MTI Shares will trade on Nasdaq under the ticker symbol “MRVL.” Marvell expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Marvell Shares and suspend its reporting obligations under Sections 12(g) and 15(d) of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger and Reorganization, dated as of October 29, 2020, by and among Marvell Technology Group Ltd., Inphi Corporation, Marvell Technology, Inc. (f/k/a Maui HoldCo, Inc.), Maui Acquisition Company Ltd and Indigo Acquisition Corp., incorporated by reference to Exhibit 2.1 to Marvell Technology Group Ltd.’s Form 8-K filed with the SEC on October 30, 2020

3.1	Amended and Restated Memorandum of Association of Marvell Technology Group Ltd.

3.2	Amended and Restated Bye-Laws of Marvell Technology Group Ltd.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2021

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ JEAN HU
Jean Hu Authorized Signatory